SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                           --------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) April 27, 1999

                             Synovus Financial Corp.
             (Exact name of registrant as specified in its charter)


              Georgia                 1-10312                 58-1134883
  (State or other jurisdiction      (Commission            (IRS Employer
        of incorporation)            File Number)         Identification No.)


 901 Front Avenue, Suite 301, Columbus, Georgia                           31901
  (Address of principal executive offices)                            (Zip Code)


       Registrant's telephone number, including area code (706) 649-2267









Item 5.  Other Events

         On April 27 1999, the Board of Directors of Synovus Financial Corp. (the "Company") adopted a Shareholder Rights Plan pursuant to a Rights Agreement (the "Rights Agreement") and authorized and declared a dividend of one Common Stock Purchase Right (a "Right") with respect to each outstanding share of common stock, par value $1.00 per share ("Common Stock"), of the Company. The dividend is payable on May 4, 1999 to the shareholders of record on that date (the "Record Date"), and to each holder of Common Stock issued thereafter until the Distribution Date (as hereinafter defined) or the expiration or earlier redemption of the Rights. Except as set forth below, each Right entitles the registered holder thereof to purchase from the Company at any time after the Distribution Date one share of Common Stock at a price of $225 per share, subject to adjustment (the "Purchase Price"). The description and terms of the Rights are set forth in the Rights Agreement attached hereto as Exhibit 4.1.

         Initially, the Rights will attach to all certificates of outstanding shares of Common Stock, and no separate Right Certificates (as hereinafter defined) will be distributed. The Rights will become exercisable and separate from the shares of Common Stock upon the earlier to occur of (i) ten days after the date (the "Stock Acquisition Date") of a public announcement that a person or group of affiliated or associated persons has acquired beneficial ownership of 15% or more of the outstanding Common Stock (such person or group being hereinafter referred to as an "Acquiring Person"1); or (ii) ten business days (or such later date as the Board may determine) following the commencement of, or announcement of an intention to make, a tender offer or exchange offer, the consummation of which would result in a person or group becoming the beneficial owner of 15% or more of the outstanding Common Stock (the earlier of such dates in clauses (i) and (ii) being called the "Distribution Date"). Shares of Common Stock beneficially owned by the Company or any
--------
1 Each of the following persons will not be deemed to be an Acquiring Person even if they have acquired, or obtained the right to acquire, beneficial ownership of 15% or more of the outstanding Common Stock:
         (i) the Company, any subsidiary of the Company, or any employee benefit plan of the Company or of any subsidiary of the Company; (ii) any shareholder who is a descendant of D. Abbott Turner (the "Turner Family"), any shareholder who is affiliated or associated with the Turner Family and any person who would otherwise become an Acquiring
         Person as a result of the receipt of Common Stock or a beneficial interest in Common Stock from one or more members of the Turner Family by way of gift, devise, descent or distribution, but not by way of sale, unless any such person, together with his affiliates and associates, becomes the beneficial owner of more than 30% of the outstanding shares of Common Stock; (iii) any person who would otherwise become an Acquiring Person solely by virtue of a reduction in the number of outstanding shares of Common Stock unless and until such person shall become the beneficial owner of any additional shares of Common Stock; and (iv) any person who as of the Record Date was the beneficial owner of 15% or more of the outstanding Common Stock unless and until such person shall become the beneficial owner of any additional shares of Common Stock.

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subsidiary  of the Company will not be  considered  outstanding  for purposes of calculating the percentage ownership of any person.

         Until the Distribution Date (or earlier redemption or expiration of the Rights), (i) the Rights will be evidenced by the certificates for the Common Stock, (ii) the Rights will be transferred with, and only with, the shares of Common Stock, (iii) new Common Stock certificates issued after the Record Date upon transfer or new issuance of shares of Common Stock will contain a notation incorporating the Rights Agreement by reference, and (iv) the surrender for transfer of any certificates for shares of Common Stock outstanding as of the Record Date, even without such notation, will also constitute the transfer of the Rights associated with the shares of Common Stock represented by such certificate. As soon as practicable following the Distribution Date, separate certificates evidencing the Rights (collectively, the "Right Certificates") will be mailed to holders of record of the shares of Common Stock as of the close of business on the Distribution Date, and such separate Right Certificates alone will evidence the Rights. The Rights are not exercisable until the Distribution Date. The Rights will expire at the close of business on May 5, 2009, unless earlier redeemed by the Company as described below.

         If any person becomes an Acquiring Person, each holder of a Right will thereafter have the right (the "Flip-In Right") to receive upon payment of the Purchase Price, shares of Common Stock (or in certain circumstances, cash, property or other securities of the Company) having a value equal to two times the Purchase Price of the Right. Notwithstanding the foregoing, all Rights that are, or were, beneficially owned by an Acquiring Person or any affiliate or associate thereof will be null and void and not exercisable.

         If, at any time on or after the Stock Acquisition Date, (i) the Company is acquired in a merger or other business combination transaction in which the holders of all of the outstanding shares of Common Stock immediately prior to the consummation of the transaction are not the holders of all of the surviving corporation's voting power, or (ii) more than 30% of the Company's assets, cash flow or earning power is sold or transferred other than in the ordinary course of the Company's business, then each holder of a Right (except Rights which have previously been voided as set forth above) shall thereafter have the right (the "Flip-Over Right") to receive, in lieu of shares of Common Stock and upon exercise and payment of the Purchase Price, common shares of the acquiring company having a value equal to two times the Purchase Price. If a transaction would otherwise result in a holder's having a Flip-In as well as a Flip-Over Right, then only the Flip-Over Right will be exercisable. If a transaction results in a holder's having a Flip-Over Right subsequent to a transaction resulting in a holder's having a Flip-In Right, a holder will have Flip-Over Rights only to the extent such holder's Flip-In Rights have not been exercised.

         The Purchase Price payable, and the number of shares of Common Stock or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Common Stock, (ii) upon the grant to holders of the Common Stock of certain rights or warrants to subscribe for Common Stock or convertible securities at less than the current

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market  price of the Common Stock or (iii) upon the  distribution  to holders of the Common Stock of evidences of indebtedness or assets (excluding dividends payable in Common Stock) or of subscription rights or warrants (other than those referred to above). However, no adjustment in the Purchase Price will be required until cumulative adjustments require an adjustment of at least 1%.

         The number of outstanding Rights and the number of shares of Common Stock issuable upon exercise of each Right are also subject to adjustment in the event of a stock split of the Common Stock or a stock dividend on the Common Stock payable in Common Stock or subdivisions, consolidations or combinations of the Common Stock occurring, in any such case, prior to the Distribution Date.

         At any time after a Person becomes an Acquiring Person and before the acquisition by a Person of 50% or more of the outstanding Common Stock of the Company, the Board of Directors may, at its option, issue Common Stock or common stock equivalents of the Company in mandatory redemption of, or in exchange for, all or part of the then outstanding exercisable Rights (other than Rights owned by such Acquiring Person which would become null and void) at an exchange ratio of one share of Common Stock, or common stock equivalents equal to one share of Common Stock, per Right, subject to adjustment.

         To the extent that, after the triggering of Flip-In Rights, insufficient shares of Common Stock are available for the exercise in full of the Rights, holders of Rights will receive upon exercise shares of Common Stock to the extent available and then cash, property or other securities of the Company, in proportions determined by the Company, so that the aggregate value received is equal to twice the Purchase Price.

         The Company is not required to issue fractional shares of Common Stock and in lieu thereof, a payment in cash will be made to the holder of such Rights equal to the same fraction of the current value of share of Common Stock. Following the triggering of the Flip-In Rights, the Company will not be required to issue fractional shares of Common Stock upon exercise of the Rights and, in lieu thereof, a payment in cash will be made to the holder of such Rights equal to the same fraction of the current market value of a share of Common Stock.

          At any time prior to the Distribution Date, the Board of Directors of the Company may redeem all, but not less than all, of the then outstanding Rights at a price of $.001 per Right (the "Redemption Price"). The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board of Directors in its sole discretion may establish. Immediately upon the action of the Board of Directors ordering redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

         Until a Right is exercised, the holder thereof, as such, will have no rights as a shareholder of the Company, including, without limitation, the right to vote or to receive dividends.


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         The  issuance  of the  Rights  is not  taxable  to  the  Company  or to shareholders under presently existing federal income tax law, and will not change the way in which shareholders can presently trade the Company's shares of Common Stock. If the Rights should become exercisable, shareholders, depending on then existing circumstances, may recognize taxable income.

         Prior to the Stock Acquisition Date, the Rights Agreement generally may be amended by the Company without the consent of the holders of the Rights or the Common Stock. On or after the Stock Acquisition Date, the Company may amend the Rights Agreement only to (i) cure any ambiguity, (ii) correct or supplement any provision which may be defective or inconsistent with the other provisions of the Rights Agreement, or (iii) change or supplement the Rights Agreement in any other manner which the Company may deem necessary or desirable, provided that no amendment shall adversely affect the interests of the holders of Rights (other than any interest of an Acquiring Person or an affiliate or associate of an Acquiring Person).

         The Rights have certain anti-takeover effects. The Rights will cause substantial dilution to a person or group that attempts to acquire the Company on terms not approved by the Company's Board of Directors. Accordingly, the existence of the Rights may deter certain acquirors from making takeover proposals or tender offers.

         The Rights Agreement and the press release announcing the declaration of the Rights are attached hereto as exhibits and are incorporated herein by reference. The foregoing description of the Rights is qualified in its entirety by reference to such exhibits. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Rights Agreement.

                 Disclosure Regarding Forward-looking Statements

         Certain matters discussed herein may constitute Forward-looking Statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Act of 1934, as amended, each as amended by the Private Securities Litigation Reform Act of 1995. Those
statements include statements regarding the intent, belief or current expectations of the Company and members of its management team as well as the assumptions on which such statements are based. Any such Forward-looking Statements are not guarantees of future performance and the Company's actual results could differ materially from those set forth in such Forward-looking Statements. Factors currently known to management that could cause actual results to differ materially from those set forth in such Forward-looking Statements include risks detailed from time to time in the Company's filings with the Securities and Exchange Commission, including Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and Annual Reports on Form 10-K. The Company undertakes no obligation to update or revise Forward-looking Statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time.


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ITEM 7.           Financial Statements and Exhibits

                  (c)      Exhibits

                           4.1 Rights Agreement, dated April 27, 1999, between the Registrant and State Street Bank and Trust Company, as rights agent.

                           99.1     Text  of  Press  Release   Relating  to  the
                                    Declaration  of the Rights  Dated  April 27,
                                    1999.



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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                SYNOVUS FINANCIAL CORP.
                                                (Registrant)



Date: April 28, 1999                            By:  /s/Kathleen Moates
                                                    --------------------------
                                                        Kathleen Moates
                                                        Senior Vice President


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